UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN ALL CAP FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN SMALL COMPANY FUND

ANNUAL REPORT

07.31.14

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

In the first seven months of operation for the Champlain All Cap Fund, with initial investments made on December 31, 2013, the fund returned 8.10%, net of fees, outperforming both the 4.83% return for the Russell 3000 and the 5.66% return for the S&P 500. During the past seven months, larger cap indices have outperformed small cap indices, helping our All Cap relative performance given the strategy’s heavier exposure to larger companies. We expect larger companies to continue to outperform given their lower valuations, and more moderate and achievable growth expectations which are less likely to disappoint now elevated investor expectations.

The Stock Market Environment

The U.S. stock market is up well over 200% (including dividends) for the Russell 3000 index since the dark days of the March 2009 lows – that is over 25% annually compounded! When one recalls the talk of possible economic depression and the sense of gloom and panic prevalent in 2009, the contrast with today’s progressively more euphoric environment could not be starker. Market movements and investor expectations are always cyclical, but to quote an eternal market maxim: “markets make opinions” (and influence subsequent investor actions). In 2009, the immediate effects of the devastating financial crisis of ’08-09, and the resulting sharp recession, led to an environment of extreme risk aversion and extrapolation of negative trends. Investors flocked to cash and aggressively sold risk assets, often swearing off ever again investing in the stock market – a historic “risk off” movement with lots of scar tissue to show from the experience. Yet, markets are cyclical and by now things have changed significantly.

The monumental monetary and fiscal measures taken by the Federal Reserve (Fed) and the federal government helped to stabilize the economy and markets. The policies were essential in injecting much-needed liquidity and fostering confidence in a badly damaged economic system, both domestically and abroad. Our Federal Reserve has led other central banks in forcefully, and to date effectively, expanding stimulus and artificially lowering interest rates aggressively by all means available. Much ink has been spilled on whether these policies are sustainable or even truly effective longer term, and on the potential consequences of a future pull back from easy money practices. We have seen two significant outcomes from these historic policies: (1) inflating asset values as investors have been emboldened to move out on the risk spectrum, and (2) anemic growth in the real economies of developed countries as compared to past economic recoveries. In essence, the liquidity has fueled asset prices, but failed to provide widespread economic benefits to wage-earners and the majority of the population. The Fed is still hoping for a self-sustaining higher growth economy 5 1/2 years after it initiated an explosive and sustained monetary accommodation.

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

With the stock market up strongly already, we believe that much has been discounted in terms of potential positive outcomes. Yet currently, investor sentiment is at its highest levels in many years, reflecting expectations of continuing strong stock market returns. Investors are spurning a wide array of potential cautionary issues: political crisis in Ukraine and chaos in the Middle East, a slowdown in China and other emerging economies, signs of waning earnings growth prospects in the U.S. impacted by rising wage rates, and the possibility of increasing interest rates from current artificially low levels. The saying “the market climbs a wall of worry” comes to mind when cataloguing potential challenges, and this idea seems to support the bullishness of many investors today. However, the markets have already done an awful lot of climbing over the past five years so much may be discounted already – that is the importance of understanding the prior 5-year 200%+ return. Currently, in our opinion, the market is exhibiting symptoms of a “one-way trade,” where most investors believe the same things (the market will continue to move higher, the economy will improve, and the Fed will bail us out once again if any problems arise). A building complacency, if not yet outright euphoria, is evident as stocks trade at rich valuations based on cycle-high profit margins, bolstered by historically low interest rates, and fueled by elevated bullish investor sentiment. We are now in a place directly opposite that of March 2009. Long experience teaches us to be most wary when the majority of investors have let down their guard and harbor high expectations.

Sector Commentary

Consumer

Consumer was led by DIRECTV which received a buyout offer valued at $95/share from telecommunications provider AT&T. While the stock moved higher on the news, it traded at a discount of 10% at July- end largely on concerns that federal regulators may not approve the deal. We feel there is a high likelihood of consummation, although some assets may need to be sold by the combined entity to satisfy regulators. AT&T already has sold its 8% stake in America Movil, the Latin American telecommunications company (also owned in Champlain All Cap), to avoid any conflict of interest issues. The consumer sector also benefited from positive progress at Grupo Televisa and PepsiCo, with both companies reporting strong earnings.

In the past six months, we purchased five new consumer companies, while making one sale. Sirius XM is the sole provider of satellite radio services in the U.S. and Canada. The company is growing its user base, adding new channels and features, and using expanding cash flow to increase share buybacks. We purchased a position in PetSmart (also owned in Champlain Mid Cap) when the stock dropped on a tepid quarterly earnings report. The company has a leading market share position in pet retail sales and related pet care services, and has exhibited consistent earnings growth deployed to reinvest for methodical

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

growth and for continuing share repurchases. Shortly after we initiated the position, a corporate activist investor began a campaign to pressure management to sell or restructure the company to unlock business value.

We initiated a position in packaged food producer ConAgra when the shares came under pressure after a series of poor quarterly earnings reports resulting from the consolidation of its buyout of private-label food manufacturer Ralcorp in 2013. We believe the issues are temporary and fixable, and took advantage of the depressed share price to establish a position in the company. We initiated a position in Darling Ingredients, the largest renderer of animal by-products from the protein industry. While an unsavory business to envision, it can be considered an essential recycler which turns raw materials into value-added animal feeds and other reusable products. Finally, we purchased a new position in Diageo Plc, the largest manufacturer of top-shelf liquors in the world in most product categories. Diageo is a unique and valuable asset, with a consistent growth history and abundant pricing power for its preferred liquor products consumed worldwide. Grupo Televisa was sold after the shares appreciated and closed the discount to fair value.

Energy

Top-weighted Suncor Energy appreciated as the share undervaluation finally received attention in the stock market. The company is executing consistently well and is now on a path to accelerating free cash flow generation after years of substantial capital investments to expand and improve its infrastructure. National Oilwell Varco spun off its energy products distribution company, NOW Inc, to shareholders. Devon Energy and Hess, both of which have materially restructured their energy asset portfolios to focus on higher return properties, are now on a path to improving business and stock market performance. The only detractor to relative performance was Cameco, the Canadian uranium mining company, which continues to invest to consolidate its worldwide leading position while awaiting future growing demand for the fuel from a multitude of plants being built in Asia. We believe that nuclear energy will be one future solution away from hydrocarbons.

Financials

Financials was led by the solid performance of Bank of New York Mellon and Berkshire Hathaway. During the period, we sold two holdings and funded one new addition. Itau Unibanco, the large high-quality Brazilian bank, and Wells Fargo, were sold as their share prices closed the discount to our assessment of fair value. We purchased a new position in Credit Suisse, the Switzerland-based private bank/wealth management and investment bank. We believe the shares are materially undervalued, trading at under 1x book value, at a time when the company is under-earning its potential. The overhang of a legal settlement with the U.S. government over improper practices surrounding offshore accounts of U.S. citizens was resolved during the quarter and we bought the shares shortly thereafter.

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Industrials and Materials

We remain well underweighted due to a scarcity of opportunities in the sector trading at attractive valuations. Fertilizer companies Potash and Agrium together still comprise the largest weight within the strategy’s materials sector. We also own Deere, the leading producer of agricultural machinery worldwide, and General Electric, the iconic industrial conglomerate which recently shed its financial subsidiaries and in our opinion is likely to enhance future valuation by focusing on its premier aviation, energy, power and healthcare businesses. Our only sale in the industrial sector was of a small position in Sensata Technologies, a manufacturer of sensors and controls. We received a share distribution of NOW Inc during the quarter from portfolio holding National Oilwell Varco. While a small position at 40 basis points, we intend to hold the shares until the discount to our fair value closes.

Health Care

This sector was the strategy’s best performer, led by strength in Edward Lifesciences and Teva Pharmaceuticals. Edwards was sold in full as it reached fair value, while the Teva position was pared in half after its strong share appreciation. Express Scripts, now the second largest holding in the portfolio, reported solid earnings but reduced forward guidance modestly, leading to future growth concerns which we feel are unfounded. We added materially to the position on the stock price weakness believing that the company offers a compelling cost-containment solution for prescription drugs to employees and health care payers nationwide. Baxter International announced in March that the company would split into two publicly traded companies, one focused on medical products and the second on bioscience products, leading to what we believe will be an unlocking of value for shareholders.

Technology

We practice what might be called the “slow tech” movement (a play on the “slow food” meme). Our companies are more mature and slow-growth than the average tech stock, yet are very profitable and highly cash generative with a focus on returning cash to shareholders via dividends and large share buybacks. Their valuations are quite cheap, in our opinion, especially when adjusting for cash held on the balance sheet, and we believe ownership will prove profitable due to the discounts to fair value at which they are currently trading. The psychic “price” we pay in owning these tortoises is not enjoying the excitement of new technology companies and products which garner much more investor and media attention, but which also come at elevated valuations we cannot begin to justify paying.

Intel was a notable positive performer, surprising investors with strong earnings and forward guidance. We sold the full position in the company when the stock price closed the gap to fair value in short order. Microsoft and Oracle continue to exhibit solid earnings and

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

cash flow progress while remaining out-of-favor with investors. IBM and eBay have posted disappointing earnings recently. However expectations are low, the stocks are well undervalued, and we feel there is opportunity to improve business returns at both companies. Awaiting stronger business trends, the companies are aggressively repurchasing shares with abundant excess cash flow.

Telecommunication Services

As noted above, America Movil completed a major 8% repurchase of shares from AT&T as a result of AT&T’s bid to buy DIRECTV. Movil is controlled by Mexican investor Carlos Helu Slim, who is moving to restructure the company assets now that ownership is more concentrated and a big partner has moved on. The company has an enviable collection of telecomm assets in Mexico and South America, which to us appear substantially undervalued in the stock market. Meaningful management ownership coupled with undervalued assets often leads to measures to unlock underlying value.

Summary

With the U.S. stock market at all-time highs, corporate profit margins near historical highs, stock valuations trading at elevated multiples and investor spirits markedly ebullient, we pause to weigh what more can go right. A lot has happened already to peg stock prices over 200% higher in the past five years. Such abundant return episodes are rare. At this stage, we see few arguments made attempting to justify market levels based on absolute valuations or earnings growth prospects since they devolve into a real stretch. The only credible arguments made boil down to two major ones: “in Yellen we trust” (liquidity stays abundant), and relative valuations are cheap (stocks are the only place to go in a low interest rate regime). The liquidity argument, hardly new at this point, is one of the last refuges when most others have been exhausted, and requires the belief that an external entity (the Federal Reserve) be the primary lynchpin of investment commitment. The relative valuation argument for stocks has merit because investors must always weigh available alternatives. However, since we find ourselves at the extreme low-end boundary of artificial interest rate suppression currently, using this argument basically means looking for a continuation of money flow from other assets into stocks – another form of the liquidity case.

We may just continue to experience more of the same – liquidity feeding stocks and percolating prices higher – as we have seen especially over the past two years. Stocks may still be the best of a difficult lot given that very low interest rates have inflated all risk assets. As time goes by, the vigilant investor’s tendency should be to become more careful, especially as more adherents adopt the assumptions that feed unanimity in the market – the “one-way trade.” No one knows when conditions will change, but they will, and prior preparation will become an advantage. At this stage in the stock market, we believe

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

investors should be most diligent in owning durable companies with solid valuation support, which do not have elevated investor expectations, and which to the greatest degree possible do not require a continuance of favorable macroeconomic outcomes to succeed. Companies possessing pricing power in selling their products and services may be the best opportunities to preserve and grow wealth. These are the types of companies we focus on owning.

We thank you for entrusting the management of your assets to us as fellow shareholders.

Sincerely,

Van Harissis, CFA

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND & CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance for the advisor shares of both Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending July 31, 2014

					Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	Annualized*	Cumulative**
CIPMX	5.89%	13.65%	14.22%	16.52%	10.96%	88.22%
Russell Mid Cap	7.56%	16.36%	16.36%	19.30%	10.46%	83.20%
CIPSX	-0.93%	5.70%	12.40%	15.55%	9.86%	148.22%
Russell 2000	-0.30%	8.56%	13.59%	16.56%	7.49%	101.02%

†	Champlain Mid Cap Fund inception date: 06/30/08
Champlain Small Company Fund inception date: 11/30/04
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Given our investment process’ bias against cyclical and macro-dependent companies and its bias for reliable high return companies (please see previous shareholder letters for more insight into our investment process); we are not surprised that your Funds’ returns have lagged behind their benchmarks over the past three and five-year periods. Although both Funds have performed within the expected range on a beta-adjusted basis, we are not satisfied. We can find errors of omission and commission when looking back on the past five years, and already we have made some modest improvements to the execution of our investment process.

Still, the old Wall Street admonition – “don’t confuse a bull market with brains” – precludes us from feeling disappointed with our results. Indeed, our process has had only intermittent tailwinds these past 5 years while risky assets have found a sustained bid. Consider how a 0.00 – 0.25% Federal Funds rate target since December 16, 2008 has enabled a lot of dodgy corporate balance sheets to get refinanced providing a huge boost to the profit margins for those highly leveraged companies; how aggressive investors have been able to press their high beta stock bets with low cost margin debt; and how financial repression has created a global “leave-no-yield-behind” trade that helped REITs and Utilities produce unusually strong returns over these time periods. We look back and wonder who actually KNEW the

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND & CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Federal Government and Federal Reserve’s actions would resurrect the banking, life insurance, auto, and homebuilding industries and be so helpful to overall equity prices. Who guessed? And who just bet on policy maker success with other people’s money because they really had no alternative given their performance deficit in late 2008 to early 2009? While outcomes are usually obvious with hindsight, we invest your money as though global economic policy makers are conducting a grand experiment with uncertain outcomes. Our investment approach rests on the reliability or staying power of the businesses in which you own a small piece – not on monetary policy or political programs.

Technology

In both Funds, we maintain our historical bias for software companies with a focus on the reasonably valued companies that are positioned to participate in the continued growth of cloud computing. We are mindful though of the notion that the emerging ecosystem built in the cloud with increasing amounts of open-source software may not be as lucrative nor offer the barriers to entry investors enjoyed in the client server era. We too are mindful of the idea that there will be an abundance of unknown risks and opportunities surrounding the Internet of Things and other Big Data trends. We have a growing sense that investment success in the software industry may not be as broad based over the next several years as it has in the past. At this time, we are particularly fond of the companies with business models that we deem to be most protected from competition and obsolescence risk. Mid Cap Fund holding Intuit’s Quick Books franchise fits this mold, but our market capitalization guidelines have warranted our recent trim as the company’s market cap exceeded $25 billion. The shares pulled back below that level on the decision to align the accounting principles more closely with the subscription based business model that has emerged at Intuit. The change viewed narrowly through the income statement made the shares look more expensive. Viewed more holistically, we are not concerned as we do not expect the changes to alter our cash flow projections. In fact, we suspect the company could actually increase the cash flow as a greater focus on subscriptions may help them convert customers who have been reluctant to upgrade and further reduce unauthorized use. Verisk, a provider of data and analytics for risk assessment for the insurance industry, and Ansys, a provider of simulation and modeling software, are newly purchased Mid Cap Fund holdings that we believe also hold uniquely differentiated and protected market positions. Guidewire, a holding for both funds, enjoys a fairly benign competitive environment at this time. Guidewire provides Property and Casualty insurers access to flexible and scalable core process applications so they can move their critical business processes away from inflexible software operating on expensive to support legacy systems such as the mainframe computer – still widely in use by the insurance industry. In the Small Company Fund, Blackbaud holds a dominant position in donor management software for the not-for-profit sector of the economy.

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND & CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

In the Mid Cap Fund, we eliminated the position in IHS Inc. at a healthy gain due to our growing concerns about the company’s aggressive acquisition strategy and increasingly leveraged balance sheet. We also exited SolarWinds as our Fair Value contracted meaningfully because of concerns about the competitive environment and the continued effectiveness of the “freemium” marketing approach. Additionally, Micros Systems agreed to be acquired by Oracle at a healthy valuation consistent with our own estimate of the company’s Intrinsic or Fair Value. In the Small Company Fund, we eliminated NICE Systems to concentrate your technology exposure in more favored holdings.

It is interesting to watch the short-term minded capital trade the shares of mature boom/bust semiconductor companies that still do not pay dividends. Importantly, we expect cloud computing to exacerbate the deflationary pressures on manufacturers of components and equipment as well as labor. However, Programmable Logic Device makers and Mid Cap Fund holdings Altera and Xilinx ought to be able to outgrow this deflationary trend as their newer chips are expected to expand their addressable market considerably. Meanwhile, both of these companies have grown their dividends at double digit rates over the past 5 years! In your Small Company Fund, TE Connectivity’s pending acquisition of your Measurement Specialties holding is very much a mixed blessing as there is not a comparable replacement by our measure.

Industrials and Materials

We expect the diversified manufacturers in your funds to continue to grow – both organically and through acquisitions – as well as to earn attractive returns on capital. Small tuck-in acquisitions that add adjacent products and new customers should enable your machinery holdings to build greater competitive advantages in key end markets while divestitures will free up underutilized capital, streamline operations and management focus, and potentially improve returns. To be clear, we do not believe that the industrial holdings in either fund are nearly as dependent on low interest rates and macro trends as the highly cyclical and credit sensitive industries we shun. While rich valuations warranted our sale of Mid Cap Fund holdings IDEX, Pentair, and AMETEK; the Mid Cap Fund continues to hold exposure to problem solving machinery companies through Dover Corp., Parker Hannifin, and Actuant. Both funds hold a position in filter maker CLARCOR which meaningfully expanded its exposure to natural gas turbine and diesel fuel filtration through two recent acquisitions. The Small Company Fund recently sold intermodal freight service provider Hub Group due to valuation.

In the materials sector, the Mid Cap Fund sold its position in Sigma Aldrich at a very full valuation. In the Small Company Fund, Silgan Holdings was eliminated due to growing concerns about competition and Aptargroup was sold as the market cap exceeded $4 billion. We started small positions in adhesives developer and manufacturer H.B. Fuller Company, insecticide and herbicide manufacturer American Vanguard, and the emerging generic drug maker Aceto Corporation.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND & CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Energy

We continue to approach the Exploration and Production (E&P) side of this sector with caution. While one can reasonably imagine how turmoil in the Middle East could lead to supply interruptions, one also can reasonably envision how shale fracturing technology could establish adequate sources of supply outside of the Middle East. Thus, we continue to require a meaningful margin of safety for our E&P holdings and have reduced or eliminated exposure to those holdings that trade to a skinny discount to our Fair Value estimate. Said another way, we are reluctant to hold producers (even ones with great acreage) if our analysis indicates higher future oil prices are a necessary assumption to produce a meaningful valuation discount. As for Energy Equipment and Service, the rapid decline in production for shale oil wells means sustained drilling, rework, and stimulation or artificial lift activity will be required to keep the oil market in balance. Thus, we favor differentiated businesses that help oil companies replace or expand reserves, cut costs, improve hydrocarbon recovery rates, and speed up production. For our Mid Cap shareholders, we recently started a new position in Core Labs, the leading provider of reservoir characterization services and solutions aimed at increasing rates of hydrocarbon recovery. In the Small Company Fund, we sold Flotek and Tetra Technologies for valuation reasons. Both funds hold positions in Forum Energy Technologies, a diversified manufacturer of reasonably differentiated equipment and tools used in offshore and onshore exploration and production activities. Importantly, more than half of Forum’s revenues come from maintenance and repair and other consumable products – a trait we typically find in our favorite machinery holdings.

Consumer

Our enthusiasm for and exposure to consumer staples businesses has moderated over the past year or so for both funds as valuations have climbed and some of the best or most reliable franchises (e.g. Beam Inc.) have been acquired. Recently, after Energizer indicated their intent to split the company into two separate companies, we sold the position as the discount to our estimate of the company’s intrinsic value was substantially reduced. A former holding of both funds, Flowers Foods, retreated enough from last year’s enthusiasm surrounding the acquisition of Hostess’ bread business for us to buy this back for the Mid Cap Fund. We continue to think highly of management and like the prospects for the consolidating bakery industry as Flowers and other smart competitors continue to acquire small independent bakeries and build national scale.

The labor market finally seems to be healing to an extent that wages appear poised to increase. At the same time, many investors have become convinced Amazon will destroy the retail industry. We think the fears about Amazon are likely overblown with respect to the Mid Cap Fund holdings Bed Bath & Beyond and PetSmart, and we find the valuations to be

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND & CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

compelling. We certainly respect Jeff Bezos’ business savvy. However, cloud computing makes it a lot less expensive than just a few years ago for retailers to build out their own online shopping presence! Shipping to their retail stores for pickup, a level playing field for sales taxes, new dimensional weight shipping rates, a sharper focus on customer needs and sourcing, and a distinct lack of resellers with confusing offerings ought to enable our holdings to continue to compete effectively and regain investor confidence. Panera Bread is in the midst of a focused effort to eliminate friction points for its customers, and the shares present another attractive risk/reward profile for our Mid Cap shareholders. We like their initiative, particularly the decision to segregate the catering operations in key markets so they can expand that opportunity without compromising customer service in the restaurants.

Financials

We remain quite reluctant to own Real Estate Investment Trusts (REITs) as the eventual normalization for the cost of money will not only pressure the shares of REITs, it also will likely challenge the REIT business model. We certainly do not know when interest rates will normalize; but as they do, we suspect capital will be stranded or impaired in assets like REITs that have been bid up by the hunt for yield. On the other hand, we expect the insurance and bank holdings in both of your funds to earn more if interest rates increase. Importantly, rising interest rates are not necessary for your bank and insurance holdings to prosper and grow. In the Mid Cap Fund, we eliminated the position in SVB Financial Group the parent for Silicon Valley Bank as we believed the valuation reflected an overly optimistic extrapolation of recent gains from warrants related to IPOs. In the Small Company Fund, we eliminated AmTrust Financial after a sizeable gain as we had grown uncomfortable with the increased complexity of the company’s business model and financial statements, as well as its aggressive acquisition strategy. We also added to the Small Company Fund’s collection of well-managed and highly regarded community bank franchises with a new position in Abilene based First Financial Bankshares. Finally, we repurchased former holding Financial Engines after the shares corrected sharply.

Health Care

With labor markets healing and the Affordable Care Act encouraging people to buy insurance, hospital utilization has begun to improve. We expect our medical device and diagnostic holdings to benefit from this trend as well as the demand coming from aging baby boomers. In the Mid Cap Fund, we initiated a position in Cooper Companies as we expect their daily or single-use contact lenses to capture significant market share over the next few years due to the ease of use and lower incidence of infection. The recent acquisition of Sauflon, a European competitor, reinforced our enthusiasm. Earlier this year, concern about exposure to China created a reasonably attractive opportunity for us to repurchase former holding Mettler-Toledo International. This world-class manufacturer of

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND & CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

scales and analytical instruments for diverse end markets is exceptionally well-managed from a shareholder’s perspective. In the Small Company Fund, we eliminated Haemonetics as it does not seem that their recent acquisition from Pall Corp. helped the company differentiate itself in the increasingly competitive environment for suppliers of products to blood banks. We also eliminated Teleflex as the market capitalization had moved well into the Mid Cap range. As the correction in growth stocks unfolded earlier this year, we repurchased a stake in Medidata Solutions after its sharp pullback. We also started a new position in Cantel Medical, which makes products for infection control, endoscope reprocessing, dialysis, and water purification. We also rebuilt substantially the weight in West Pharmaceutical Services on a good pullback. The FDA’s New Drug Application process helps make the packaging of injectable drugs a reliable business, and the pipeline of generic and novel biologicals gives us confidence the market will continue to exhibit solid growth for West.

Final Thoughts

John Templeton said “bull markets are born on pessimism, grow on skepticism, mature on optimism, and die of euphoria.” While it seems there have been some recent pockets of euphoria (the Growth at Any Price and biotechnology stocks, peripheral European sovereigns, and maybe high yield), our best thinking is that the overall U.S. equity market will continue to dodge the tail risks presented by an increasingly complex and centrally planned world and climb a wall of worry. We sense investors may begin to leave the crowded “leave-no-yield-behind” and alternatives trades in favor of larger and higher quality equities which distribute reliable, growing, and non-callable cash flow streams to their shareholders in the form of dividends and share repurchases. The dividend yield alone for some iconic multi-national large cap stocks can get many institutions almost halfway to their assumed returns. The available supply of domestic equities (particularly the high quality kind) may continue to shrink from buy backs and acquisitions as mature companies in search of growth use of low cost debt to acquire new products or new markets as well as pursue cost savings via greater scale.

Meanwhile, inflationary wage pressures are building in the U.S., and we suspect growing understanding that Consumer Price Index data understates the loss of purchasing power could someday catalyze of massive rebalancing away from long duration fixed income. Longer term, we are more concerned about the potential wealth destruction and economic fallout from a disorderly unraveling of the fixed income market than the downside volatility associated with owning high quality equities.

To be sure though, the overall U.S. equity market is not cheap. Based on the median Price/Sales metric – which accounts for record high and probably unsustainably high corporate profit margins – the S&P 500 is at its historical high water mark. Despite the potential for

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND & CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

further central bank quantitative easing – especially by the Bank of Japan and perhaps to some extent by the European Central Bank – we remain diligent at finding opportunities to high grade the holdings of both of your funds while remaining true to our valuation discipline. Most forms of risk – beta, economic or cyclical, interest rate, and loss of purchasing power – seem overpriced to us, while high quality stocks remain generally more attractive. Complacency toward risk reigns, and the inherent “insurance” imbedded in high quality is rather inexpensive at this time. Indeed, the shares of high quality scarce franchises all around the globe continue to look to us like the best place to invest our long-term money, despite – or perhaps we should because of – the numerous known and unknown risks confronting investors.

We certainly cannot say that the bid for risky assets or yield has been maxed out yet, but history teaches us that liquidity can be a coward in the face of surprises, central banks make mistakes, and printing money to overcome burdensome levels of debt and other structural challenges probably does not end well. As self-serving as this next thought may seem at this time, we encourage our shareholders and other constituents reading this letter to maintain a long-term perspective and mind the history lessons about money and risk.

Your confidence and trust is humbling, and we remain grateful for the privilege to manage a portion of your wealth.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve its stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

KEY TERMS & COMPARATIVE INDICES

Beta is the measure of an asset’s risk in relation to the market (for example, the S&P 500) or to an alternative benchmark or factors. Roughly speaking, a security with the beta of 1.5, will have moved, on an average, 1.5 times the market return. [More precisely, that stocks excess return (over and above a short-term money market rate) is expected to move 1.5 times the market excess return).] According to asset pricing theory, beta represents the type of risk, systematic risk, that cannot be diversified away.

The fair market value is the price at which an asset would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of relevant facts. To management, the intrinsic or Fair Value is what the stock is worth today. Management uses four different methods. The firm first considers relative valuation and historical M&A activity. Next, management looks at discounted cash flow using a variety of models. Management also considers franchise or strategic value (e.g. the secret sauce). Finally, the firm weigh a company’s fundamentals (e.g. new product cycles, R&D spending, market conditions and competition, economic trends and corporate developments) to shade the Fair Value derived from the first three quantitative methods. FactSet and Holt are two primary analytical tools management uses for its valuation analysis.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 3000 Index® measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market, based on a combination of the their market cap and current index membership.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
ALL CAP FUND
JULY 31, 2014
(Unaudited)

Growth of a $10,000 Investment

*	Commenced operations on December 31, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 14.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
MID CAP FUND
JULY 31, 2014
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†	The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund, adjusted to reflect the distribution fees not paid by the Institutional Shares.
††	Inception date is June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 14.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SMALL COMPANY FUND
JULY 31, 2014
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on November 30, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 14.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JULY 31, 2014
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Express Scripts Holding	4.89%
Suncor Energy	4.56%
Philip Morris International	3.80%
National Oilwell Varco	3.76%
BP	3.10%
PepsiCo	2.85%
Coca-Cola	2.82%
Sanofi	2.79%
Wal-Mart Stores	2.69%
Credit Suisse Group	2.67%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2014
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Northern Trust	3.03%
Red Hat	2.92%
CareFusion	2.52%
J.M. Smucker	2.43%
Zoetis, Cl A	2.36%
PetSmart	2.35%
Dover	2.34%
Denbury Resources	2.34%
St. Jude Medical	2.25%
Bed Bath & Beyond	2.23%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2014
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Endurance Specialty Holdings	2.57%
CLARCOR	2.49%
UMB Financial	2.48%
Cardtronics	2.23%
TriMas	2.09%
Actuant, Cl A	2.05%
CST Brands	2.00%
Sensient Technologies	1.92%
Allied World Assurance Company Holdings	1.90%
Esterline Technologies	1.85%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JULY 31, 2014

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 91.7%
	Shares	Value

CONSUMER DISCRETIONARY — 5.0%
DIRECTV*	2,000	$172,100
PetSmart	1,300	88,582
Sirius XM Holdings*	30,000	101,400

		362,082

CONSUMER STAPLES — 16.5%
Coca-Cola	5,100	200,379
ConAgra Foods	3,100	93,403
Darling Ingredients*	5,000	93,600
Diageo ADR	1,200	144,264
PepsiCo	2,300	202,630
Philip Morris International	3,300	270,633
Wal-Mart Stores	2,600	191,308

		1,196,217

ENERGY — 17.2%
BP ADR	4,500	220,365
Cameco	6,000	120,960
Devon Energy	2,000	151,000
Hess	1,600	158,368
National Oilwell Varco	3,300	267,432
Suncor Energy	7,900	324,453

		1,242,578

The accompanying notes are an integral part of the financial statements.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JULY 31, 2014

COMMON STOCK — continued
	Shares	Value

FINANCIALS — 16.2%
American International Group	2,700	$140,346
Bank of New York Mellon	3,800	148,352
Berkshire Hathaway, Cl B*	1,100	137,973
Credit Suisse Group ADR*	7,000	189,700
M&T Bank	1,000	121,500
Travelers	1,600	143,296
U.S. Bancorp	3,400	142,902
Willis Group Holdings	3,600	146,700

		1,170,769

HEALTH CARE — 17.0%
Abbott Laboratories	4,000	168,480
Baxter International	2,200	164,318
Express Scripts Holding*	5,000	348,250
Johnson & Johnson	1,200	120,108
Sanofi ADR	3,800	198,626
Sirona Dental Systems*	1,600	128,320
Teva Pharmaceutical Industries ADR	2,000	107,000

		1,235,102

INDUSTRIALS — 3.9%
Deere	1,500	127,665
General Electric	5,200	130,780
NOW*	825	26,557

		285,002

INFORMATION TECHNOLOGY — 10.9%
Altera	3,200	104,704
eBay*	2,500	132,000
International Business Machines	950	182,086
Microsoft	2,900	125,164
Oracle	3,500	141,365
QUALCOMM	1,450	106,865

		792,184

The accompanying notes are an integral part of the financial statements.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JULY 31, 2014

COMMON STOCK — concluded
	Shares	Value

MATERIALS — 3.0%
Agrium	1,000	$91,080
Potash Corporation of Saskatchewan	3,600	127,764

		218,844

TELECOMMUNICATION SERVICES — 2.0%
America Movil ADR, Cl L	6,200	146,134

TOTAL COMMON STOCK (Cost $6,300,372)		6,648,912

CASH EQUIVALENT — 6.4%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010% (Cost $466,391)	466,391	466,391

TOTAL INVESTMENTS — 98.1% (Cost $6,766,763)		$7,115,303

Percentages are based on Net Assets of $7,254,016.
* Non-income producing security.
** Rate Reported in the 7-day effective yield as of July 31, 2014.
ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2014

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.2%
	Shares	Value
CONSUMER DISCRETIONARY — 9.1%
Advance Auto Parts	70,000	$8,477,700
Bed Bath & Beyond*	245,000	15,506,050
CST Brands	185,000	6,184,550
John Wiley & Sons, Cl A	140,000	8,412,600
Panera Bread, Cl A*	60,000	8,838,000
PetSmart	240,000	16,353,600

		63,772,500

CONSUMER STAPLES — 11.3%
Church & Dwight	75,000	4,813,500
Clorox	110,000	9,555,700
Flowers Foods	510,000	9,735,900
J.M. Smucker	170,000	16,938,800
Kellogg	185,000	11,068,550
McCormick	120,000	7,893,600
Mead Johnson Nutrition	50,000	4,572,000
Molson Coors Brewing, Cl B	215,000	14,518,950

		79,097,000

ENERGY — 6.4%
Core Laboratories	45,000	6,589,350
Denbury Resources	960,000	16,272,000

The accompanying notes are an integral part of the financial statements.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2014

COMMON STOCK — continued
	Shares	Value
ENERGY — continued
Forum Energy Technologies*	240,000	$7,989,600
Frank’s International	355,000	8,218,250
Oasis Petroleum*	100,000	5,345,000

		44,414,200

FINANCIALS — 15.7%
Allied World Assurance Company Holdings	285,000	10,262,850
Arthur J. Gallagher	330,000	14,850,000
Commerce Bancshares	300,000	13,518,000
Cullen/Frost Bankers	175,000	13,644,750
Endurance Specialty Holdings	190,000	10,049,100
Northern Trust	315,000	21,070,350
Prosperity Bancshares	215,000	12,497,950
Willis Group Holdings	330,000	13,447,500

		109,340,500

HEALTH CARE — 22.7%
Bio-Rad Laboratories, Cl A*	107,000	12,303,930
C.R. Bard	75,000	11,192,250
CareFusion*	400,000	17,516,000
Cepheid*	325,000	12,233,000
Cooper	70,000	11,261,600
Edwards Lifesciences*	140,000	12,635,000
Mettler-Toledo International*	40,000	10,285,600
QIAGEN*	330,000	8,061,900
Sirona Dental Systems*	175,000	14,035,000
St. Jude Medical	240,000	15,645,600
Teleflex	70,000	7,541,800
Zimmer Holdings	95,000	9,506,650
Zoetis, Cl A	500,000	16,455,000

		158,673,330

INDUSTRIALS — 12.3%
Actuant, Cl A	365,000	11,782,200
CLARCOR	160,000	9,489,600
Dover	190,000	16,294,400
Esterline Technologies*	100,000	10,855,000
Parker-Hannifin	125,000	14,368,750
Rockwell Automation	75,000	8,374,500

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2014

COMMON STOCK — concluded
	Shares	Value
INDUSTRIALS — continued
Verisk Analytics, Cl A*	250,000	$15,010,000

		86,174,450

INFORMATION TECHNOLOGY — 17.2%
Altera	435,000	14,233,200
Ansys*	150,000	11,541,000
Guidewire Software*	200,000	8,100,000
Informatica*	325,000	10,309,000
Intuit	150,000	12,295,500
MICROS Systems*	105,000	7,101,150
Red Hat*	350,000	20,342,000
Solera Holdings	145,000	9,280,000
TIBCO Software*	180,000	3,474,000
WEX*	102,000	11,007,840
Xilinx	295,000	12,133,350

		119,817,040

MATERIALS — 1.5%
Aptargroup	175,000	10,692,500

TOTAL COMMON STOCK (Cost $564,779,159)		671,981,520

CASH EQUIVALENTS — 3.5%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	23,842,214	23,842,214
Fidelity Treasury Portfolio, Cl I, 0.010%	440,267	440,267

TOTAL CASH EQUIVALENTS (Cost $24,282,481)		24,282,481

TOTAL INVESTMENTS — 99.7% (Cost $589,061,640)		$696,264,001

Percentages are based on Net Assets of $698,297,320.
* Non-income producing security.
** Rate Reported in the 7-day effective yield as of July 31, 2014.
Cl — Class

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2014

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.1%
	Shares	Value

CONSUMER DISCRETIONARY — 6.3%
BJ’s Restaurants*	465,000	$15,935,550
CST Brands	770,000	25,741,100
John Wiley & Sons, Cl A	349,700	21,013,473
Wolverine World Wide	775,000	18,801,500

		81,491,623

CONSUMER STAPLES — 10.8%
B&G Foods	545,000	15,298,150
Casey’s General Stores	345,000	22,828,650
Elizabeth Arden*	310,000	6,395,300
Fresh Market*	780,000	23,345,400
Lancaster Colony	230,000	20,090,500
Post Holdings*	230,000	10,331,600
Snyder’s-Lance	860,000	21,336,600
TreeHouse Foods*	270,000	19,845,000

		139,471,200

ENERGY — 4.1%
Approach Resources*	855,000	17,989,200
Forum Energy Technologies*	700,000	23,303,000
Northern Oil and Gas*	315,000	5,068,350
Resolute Energy*	785,000	5,997,400

		52,357,950

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2014

COMMON STOCK — continued
	Shares	Value

FINANCIALS — 16.0%
Allied World Assurance Company Holdings	680,000	$24,486,800
Argo Group International Holdings	385,000	19,176,850
Bryn Mawr Bank	330,000	9,735,000
Community Bank System	325,000	11,449,750
CVB Financial	1,243,500	19,013,115
Endurance Specialty Holdings	625,000	33,056,250
Financial Engines	155,000	6,037,250
First Financial Bankshares	209,800	6,163,924
Independent Bank	175,000	6,389,250
Navigators Group*	130,000	7,904,000
NBT Bancorp	291,200	6,805,344
Prosperity Bancshares	230,000	13,369,900
UMB Financial	565,000	31,995,950
Washington Trust Bancorp	310,000	10,664,000

		206,247,383

HEALTH CARE — 20.0%
Bio-Rad Laboratories, Cl A*	160,000	18,398,400
Cantel Medical	225,000	7,544,250
Cepheid*	620,000	23,336,800
Genomic Health*	425,000	10,829,000
Globus Medical, Cl A*	700,000	15,610,000
ICU Medical*	230,000	13,397,500
Integra LifeSciences Holdings*	470,000	22,287,400
Luminex*	625,000	11,375,000
Masimo*	600,000	14,448,000
Medidata Solutions*	155,000	6,950,200
NuVasive*	625,000	23,362,500
Omnicell*	310,000	8,494,000
Owens & Minor	235,000	7,776,150
Prestige Brands Holdings*	310,000	9,548,000
STERIS	405,000	20,606,400
VCA*	310,000	11,559,900
Volcano*	770,000	12,712,700
West Pharmaceutical Services	465,000	18,948,750

		257,184,950

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2014

COMMON STOCK — continued
	Shares	Value

INDUSTRIALS — 17.9%
Actuant, Cl A	820,000	$26,469,600
Brady, Cl A	460,000	12,029,000
CLARCOR	540,000	32,027,400
EnPro Industries*	220,000	15,052,400
Esterline Technologies*	220,000	23,881,000
Landstar System	235,000	15,540,550
Mistras Group*	310,000	6,547,200
Raven Industries	540,000	15,049,800
RBC Bearings	160,000	8,876,800
Ritchie Bros. Auctioneers	619,000	14,992,180
Standex International	155,000	10,222,250
TriMas*	850,000	26,928,000
WOODWARD	470,000	23,481,200

		231,097,380

INFORMATION TECHNOLOGY — 18.9%
Blackbaud	580,000	21,291,800
Bottomline Technologies*	615,000	17,410,650
Cardtronics*	743,900	28,684,784
E2open*	385,000	6,229,300
FleetMatics Group*	580,000	18,322,200
Guidewire Software*	516,600	20,922,300
LogMeIn*	470,000	19,133,700
Measurement Specialties*	256,500	22,056,435
PROS Holdings*	545,000	13,962,900
Qlik Technologies*	770,000	20,374,200
Qualys*	685,000	16,364,650
RealPage*	780,000	12,561,900
SciQuest*	315,000	4,847,850
WEX*	195,000	21,044,400

		243,207,069

MATERIALS — 4.1%
Aceto	315,000	5,279,400
American Vanguard	545,000	6,916,050
H.B. Fuller	195,000	8,706,750
Innospec	165,000	6,634,650

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2014

COMMON STOCK — concluded
	Shares	Value

MATERIALS — continued
Sensient Technologies	470,000	$24,675,000

		52,211,850

TOTAL COMMON STOCK (Cost $1,072,002,326)		1,263,269,405

CASH EQUIVALENTS — 1.9%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	1,256,770	1,256,770
Fidelity Treasury Portfolio, Cl I, 0.010%	23,966,685	23,966,685

TOTAL CASH EQUIVALENTS (Cost $25,223,455)		25,223,455

TOTAL INVESTMENTS — 100.0% (Cost $1,097,225,781)		$1,288,492,860

Percentages are based on Net Assets of $1,288,252,496
* Non-income producing security.
** Rate Reported in the 7-day effective yield as of July 31, 2014.
Cl — Class

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain All Cap Fund	Champlain Mid Cap Fund	Champlain Small Company Fund
Assets:
Investments, at value (Cost $6,766,763, $589,061,640 and $1,097,225,781, respectively)	$7,115,303	$696,264,001	$1,288,492,860
Receivable for Capital Shares Sold	250	1,343,239	1,000,351
Receivable for Investment Securities Sold	219,503	9,293,802	4,889,041
Receivable for Dividends and Interest	4,527	199,355	154,964
Receivable from Investment Adviser	3,321	—	—
Reclaim Receivable	726	—	—
Deferred offering costs	22,374	—	—
Prepaid Expenses	1,388	25,204	6,881

Total Assets	7,367,392	707,125,601	1,294,544,097

Liabilities:
Payable for Investment Securities Purchased	104,844	7,433,422	3,828,738
Payable due to Transfer Agent	4,453	218,212	263,129
Payable due to Distributor	1,449	120,743	284,185
Payable due to Administrator	417	40,871	76,124
Payable due to Trustees	23	2,254	4,250
Chief Compliance Officer Fees Payable	17	1,663	3,134
Payable due to Investment Adviser	—	497,152	1,017,940
Payable for Capital Shares Redeemed	—	465,402	707,980
Other Accrued Expenses	2,173	48,562	106,121

Total Liabilities	113,376	8,828,281	6,291,601

Net Assets	$7,254,016	$698,297,320	$1,288,252,496

NET ASSETS CONSIST OF:
Paid-in Capital	$6,702,062	$538,900,417	$1,041,061,781
Undistributed Net Investment Income	27,168	—	—
Accumulated Net Realized Gain	176,246	52,194,542	55,923,636
Net Unrealized Appreciation on Investments	348,540	107,202,361	191,267,079

Net Assets	$7,254,016	$698,297,320	$1,288,252,496

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES — continued

	Champlain All Cap Fund	Champlain Mid Cap Fund	Champlain Small Company Fund

ADVISOR CLASS SHARES:
Net Assets	$7,254,016	$568,782,602	$1,288,252,496
Shares Issued and Outstanding (unlimited authorization — no par value)	671,158	38,109,917	80,271,782
Net Asset Value, Offering and Redemption Price Per Share	$10.81	$14.92	$16.05

INSTITUTIONAL CLASS SHARES:
Net Assets	N/A	$129,514,718	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	N/A	8,607,081	N/A
Net Asset Value, Offering and Redemption Price Per Share	N/A	$15.05	N/A

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR OR PERIOD
ENDED JULY 31, 2014

STATEMENTS OF OPERATIONS

	Champlain All Cap Fund*	Champlain Mid Cap Fund	Champlain Small Company Fund
Investment Income
Dividends	$73,066	$7,458,569	$9,766,819
Interest	24	3,342	6,814
Less: Foreign Taxes Withheld	(3,599)	(8,213)	(75,593)

Total Investment Income	69,491	7,453,698	9,698,040

Expenses
Investment Advisory Fees	23,922	5,461,532	10,738,450
Distribution Fees — Advisor Shares	9,201	1,404,765	2,982,900
Administration Fees	2,511	464,588	811,946
Trustees’ Fees	59	9,160	16,038
Chief Compliance Officer Fees	—	6,208	8,271
Offering Costs	31,322	—	—
Transfer Agent Fees	14,112	998,570	1,419,130
Custodian Fees	2,034	33,831	49,360
Registration Fees	1,529	55,759	66,860
Printing Fees	1,471	41,167	77,303
Professional Fees	322	43,267	63,838
Insurance and Other Expenses	957	14,576	23,794

Total Expenses	87,440	8,533,423	16,257,890

Recovery of Investment Advisory Fees Previously Waived(1)	—	44,123	—
Less: Advisory Fees Waived	(23,922)	—	—
Reimbursement from Advisor	(21,194)	—	—
Fees Paid Indirectly(2)	(1)	(4,732)	(3,373)

Net Expenses	42,323	8,572,814	16,254,517

Net Investment Income (Loss)	27,168	(1,119,116)	(6,556,477)

Net Realized Gain on Investments	176,246	80,033,892	87,583,784
Net Change in Unrealized Appreciation (Depreciation) on Investments	348,540	6,755,132	(21,495,722)

Net Realized and Unrealized Gain on Investments	524,786	86,789,024	66,088,062

Net Increase in Net Assets Resulting from Operations	$551,954	$85,669,908	$59,531,585

Amounts designated as “—” are $0.

*	Commenced operations on December 31, 2013.
(1)	See Note 5 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended July 31, 2014*
Operations:
Net Investment Income	$27,168
Net Realized Gain on Investments	176,246
Net Change in Unrealized Appreciation (Depreciation) on Investments	348,540

Net Increase in Net Assets Resulting from Operations	551,954

Capital Share Transactions(1):
Advisor Shares:
Issued	7,125,079
Redeemed	(423,017)

Net Increase in Net Assets from Capital Share Transactions	6,702,062

Total Increase in Net Assets	7,254,016

Net Assets:
Beginning of Period	—

End of Period (including undistributed net investment income of $27,168)	$7,254,016

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
*	Commenced operations on December 31, 2013
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net Investment Loss	$(1,119,116)	$(77,762)
Net Realized Gain on Investments	80,033,892	42,215,964
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,755,132	98,433,851

Net Increase in Net Assets Resulting from Operations	85,669,908	140,572,053

Dividends and Distributions from:
Net Investment Income:
Institutional Shares	—	(89,976)
Net Realized Gain:
Advisor Shares	(45,138,426)	(16,951,101)
Institutional Shares	(9,547,034)	(3,169,000)

Total Dividends and Distributions	(54,685,460)	(20,210,077)

Capital Share Transactions(1):
Advisor Shares:
Issued	148,780,562	152,334,883
Reinvestment of Distributions	39,730,880	15,562,170
Redeemed	(154,139,212)	(99,154,979)

Increase from Advisor Shares Capital Share Transactions	34,372,230	68,742,074

Institutional Shares:
Issued	27,684,993	34,688,031
Reinvestment of Distributions	9,157,350	3,100,792
Redeemed	(18,287,790)	(16,144,657)

Increase from Institutional Shares Capital Share Transactions	18,554,553	21,644,166

Net Increase in Net Assets from Capital Share Transactions	52,926,783	90,386,240

Total Increase in Net Assets	83,911,231	210,748,216

Net Assets:
Beginning of Year	614,386,089	403,637,873

End of Year (including undistributed net investment income of $0 and $0, respectively)	$698,297,320	$614,386,089

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net Investment Loss	$(6,556,477)	$(934,215)
Net Realized Gain on Investments	87,583,784	121,822,989
Net Change in Unrealized Appreciation (Depreciation) on Investments	(21,495,722)	126,582,332

Net Increase in Net Assets Resulting from Operations	59,531,585	247,471,106

Dividends and Distributions from:
Net Realized Gain	(110,403,820)	(86,475,892)

Total Dividends and Distributions	(110,403,820)	(86,475,892)

Capital Share Transactions(1):
Advisor Shares:
Issued	345,891,544	242,782,552
Reinvestment of Distributions	106,554,842	83,234,058
Redeemed	(209,086,073)	(169,866,395)

Net Increase in Net Assets from Capital Share Transactions	243,360,313	156,150,215

Total Increase in Net Assets	192,488,078	317,145,429

Net Assets:
Beginning of Year	1,095,764,418	778,618,989

End of Year (including undistributed net investment income of $0 and $0, respectively)	$1,288,252,496	$1,095,764,418

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Advisor Shares
	Period Ended July 31, 2014(1)
Net Asset Value, Beginning of Period	$10.00

Income from Operations:
Net Investment Income(2)	0.04
Net Realized and Unrealized Gain on Investments	0.77

Total from Operations	0.81

Net Asset Value, End of Period	$10.81

Total Return†	8.10	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$7,254
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, and fees paid indirectly)	1.15	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	2.38	%**
Ratio of Net Investment Income to Average Net Assets	0.74	%**
Portfolio Turnover Rate	16	%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	Commenced operations on December 31, 2013
(2)	Per share amount calculated using average shares.
**	Annualized

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012		Year Ended July 31, 2011	Year Ended July 31, 2010
Net Asset Value, Beginning of Period	$14.29		$11.33	$11.78		$9.82	$8.76

Income from Operations:
Net Investment Loss(1)	(0.03)		(0.01)	(0.02)		(0.04)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.90		3.51	(0.08	)(2)	2.55	1.27

Total from Operations	1.87		3.50	(0.10)		2.51	1.25

Dividends and Distributions from:
Net Investment Income	—		—	—		—	—
Net Realized Gains	(1.24)		(0.54)	(0.35)		(0.55)	(0.19)

Total Dividends and Distributions	(1.24)		(0.54)	(0.35)		(0.55)	(0.19)

Net Asset Value, End of Period	$14.92		$14.29	$11.33		$11.78	$9.82

Total Return†	13.65%		32.00%††	(0.67	)%††	26.06%††	14.31%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$568,782		$509,234	$340,611		$213,204	$71,205
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, and fees paid indirectly)	1.30	%(3)	1.30%	1.30%		1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.29%		1.30%	1.34%		1.39%	1.37%
Ratio of Net Investment Loss to Average Net Assets	(0.21)%		(0.06)%	(0.20)%		(0.33)%	(0.21)%
Portfolio Turnover Rate	52%		50%	41%		33%	63%

†

Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	The amount shown for the year ended January 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares
	Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012		Period Ended July 31, 2011(1)
Net Asset Value, Beginning of Period	$14.37		$11.37	$11.79		$11.08

Income from Operations:
Net Investment Income (Loss)(2)	0.01		0.02	0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.91		3.53	(0.08	)(3)	0.72

Total from Operations	1.92		3.55	(0.07)		0.71

Dividends and Distributions from:
Net Investment Income	—		(0.01)	—		—
Net Realized Gains	(1.24)		(0.54)	(0.35)		—

Total Dividends and Distributions	(1.24)		(0.55)	(0.35)		—

Net Asset Value, End of Period	$15.05		$14.37	$11.37		$11.79

Total Return†	13.94%		32.41%††	(0.41	)%††	6.41	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$129,515		$105,152	$63,027		$12,910
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, and fees paid indirectly)	1.05	%(4)	1.05%	1.05%		1.05	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.04%		1.06%	1.09%		1.19	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%		0.19%	0.05%		(0.08	)%**
Portfolio Turnover Rate	52%		50%	41%		33	%‡

†	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Portfolio turnover is for the Fund for the fiscal year ended July 31, 2011.
(1)	Commenced operations on January 3, 2011.
(2)	Per share amount calculated using average shares.
(3)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
(4)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
**	Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended July 31, 2014	Year Ended July 31, 2013		Year Ended July 31, 2012		Year Ended July 31, 2011		Year Ended July 31, 2010
Net Asset Value, Beginning of Period	$16.82	$14.22		$15.35		$12.02		$10.58

Income (Loss) from Operations:
Net Investment (Loss)(1)	(0.09)	(0.02)		(0.08)		(0.05)		(0.04)
Net Realized and Unrealized Gain on Investments	1.06	4.24		0.22		3.38		1.48

Total from Operations	0.97	4.22		0.14		3.33		1.44

Dividends and Distributions from:
Net Investment Income	—	—		—		—		—
Net Realized Gains	(1.74)	(1.62)		(1.27)		—		—

Total Dividends and Distributions	(1.74)	(1.62)		(1.27)		—		—

Net Asset Value, End of Period	$16.05	$16.82		$14.22		$15.35		$12.02

Total Return†	5.70%	32.52%		1.38%		27.70%		13.61%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,288,252	$1,095,764		$778,619		$834,360		$651,325
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.36%	1.38	%(2)	1.40	%(2)	1.40	%(2)	1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.36%	1.38%		1.38%		1.38%		1.42%
Ratio of Net Investment Income to Average Net Assets	(0.55)%	(0.11)%		(0.52)%		(0.31)%		(0.34)%
Portfolio Turnover Rate	36%	50%		37%		38%		42%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 40 funds. The financial statements herein are those of the Champlain All Cap Fund, Champlain Mid Cap Fund and Champlain Small Company Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. The Funds are diversified funds. The Champlain Mid Cap Fund invests primarily (at least 80% of their net assets) in medium-sized companies with market capitalization of less than $15 billion, the Champlain Small Company Fund’s invests in small companies with market capitalization of less than $2.5 billion and the Champlain All Cap Fund invests primarily (at least 80%) in equity securities. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011. The Champlain All Cap Fund commenced operations on December 31, 2013.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2014, there were no fair valued securities held by the Funds.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

As of July 31, 2014, each of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year/period ended July 31, 2014, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2014, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2014, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of a fund. As of July 31, 2014, the remaining amount still to be amortized for the Champlain All Cap Fund was $22,374.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of:

0.10% on the first $250 million of the Funds’ average daily net assets;
0.08% on the next $250 million of the Funds’ average daily net assets; and
0.06% on the Funds’ average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $300,000. There is also a minimum annual administration fee of $15,000 per additional class.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2014, the All Cap Fund earned credits of $1, the Mid Cap Fund earned credits of $4,732, and the Small Company Fund earned credits of $3,373 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65%, 0.80% and 0.90% of the All Cap Fund, Mid Cap Fund and Small Company Fund’s average daily net assets, respectively. The Adviser has contractually agreed to limit the total expenses of the All Cap Fund – Advisor Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Small Company Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.15%, 1.30%, 1.05% and 1.40% of the Funds’ respective average daily net assets through November 30, 2015 for the All Cap Fund and November 30, 2014 for the Mid Cap Fund and Small Company Fund. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the year ended July 31, 2014, the Adviser recaptured $44,123 of prior expense limitation reimbursements for the Mid Cap Fund. At July 31, 2014, fees which were previously waived and reimbursed by the Adviser which may be subject to future reimbursement to the Adviser were $106,118, expiring 2015, Mid Cap Fund and $45,116, expiring in 2017 for the All Cap Fund.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

6. SHARE TRANSACTIONS:

Champlain All Cap Fund	Period Ended July 31, 2014(1)
Advisor Shares
Issued	712,425
Reinvestment of Distributions	—
Redeemed	(41,267)

Net Advisor Class Shares Capital Share Transactions	671,158

Net Increase in Shares Outstanding from Share Transactions	671,158

(1) Commenced operations on December 31, 2013.

Champlain Mid Cap Fund	Year Ended July 31, 2014	Year Ended July 31, 2013
Advisor Shares
Issued	10,116,133	12,173,350
Reinvestment of Distributions	2,837,920	1,349,729
Redeemed	(10,469,665)	(7,955,832)

Net Advisor Class Shares Capital Share Transactions	2,484,388	5,567,247

Institutional Shares
Issued	1,876,269	2,811,241
Reinvestment of Distributions	649,919	267,822
Redeemed	(1,237,460)	(1,301,960)

Net Institutional Class Shares Capital Share Transactions	1,288,728	1,777,103

Net Increase in Shares Outstanding from Share Transactions	3,773,116	7,344,350

Champlain Small Company Fund	Year Ended July 31, 2014	Year Ended July 31, 2013
Advisor Shares
Issued	21,055,856	15,592,157
Reinvestment of Distributions	6,610,102	6,197,622
Redeemed	(12,543,867)	(11,390,088)

Net Increase in Shares Outstanding from Share Transactions	15,122,091	10,399,691

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

7. INVESTMENT TRANSACTIONS:

For the year ended July 31, 2014, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain All Cap Fund	$7,099,065	$974,938
Champlain Mid Cap Fund	334,605,291	340,444,411
Champlain Small Company Fund	589,501,429	407,528,190

There were no purchases or sales of long-term U.S. Government securities for any of the funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, result in reclassifications to undistributed net investment income (loss), and accumulated net realized gain (loss).

The following permanent differences which are attributable to net investment losses and utilization of earnings and profits on shareholder redemptions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2014:

	Decrease Undistributed Net Investment Loss	Decrease Accumulated Net Realized Gain	Increase (Decrease) Paid in Capital
Mid Cap Fund	$1,119,116	$(7,536,681)	$6,417,565
Small Company Fund	$6,556,477	$(10,251,003)	$3,694,526

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$14,934,678	$39,750,782	$54,685,460
2013	11,511,213	8,698,864	20,210,077

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

The tax character of dividends and distributions declared for the Small Company Fund during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$21,664,770	$88,739,050	$110,403,820
2013	14,303,881	72,172,011	86,475,892

The All Cap Fund had no dividends or distributions for the period ended July 31, 2014.

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

	All Cap Fund	Mid Cap Fund	Small Company Fund
Undistributed Ordinary Income	$203,414	$11,741,903	$4,184,918
Undistributed Long-Term Capital Gain	—	41,218,456	55,399,514
Unrealized Appreciation	348,540	106,436,544	187,606,281

Other Temporary Differences	—	—	2

Total Distributable Earnings	$551,954	$159,396,903	$247,190,715

For Federal income tax purposes, the cost of securities owned at July 31, 2014, and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2014 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Champlain All Cap Fund	$6,766,763	$417,717	$(69,177)	$348,540
Champlain Mid Cap Fund	589,827,457	112,428,705	(5,992,161)	106,436,544
Champlain Small Company Fund	1,100,886,579	226,570,526	(38,964,245)	187,606,281

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

9. OTHER:

At July 31, 2014, 32% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 69% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders; 63% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders; and 97% of the total shares outstanding of the All Cap Fund were held by one shareholder. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. LINE OF CREDIT:

The Mid Cap Fund and Small Company Fund, entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $35 million uncommitted, senior secured lines of credit; the Small Company Fund participates in a $60 million uncommitted, senior secured line of credit, which have expiration dates of February 17, 2015. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. On June 5, 2014, the Champlain Mid Cap Fund borrowed $15 million at the interest rate of 3.25%. For the year ended July 31, 2014, there were no borrowings outstanding.

11. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF THE ADVISORS’ INNER CIRCLE FUND II AND SHAREHOLDERS OF CHAMPLAIN ALL CAP FUND, CHAMPLAIN MID CAP FUND AND CHAMPLAIN SMALL COMPANY FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Champlain All Cap Fund, Champlain Mid Cap Fund and Champlain Small Company Fund (three of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Champlain All Cap Fund, Champlain Mid Cap Fund and Champlain Small Company Fund at July 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2014

50	CHAMPLAIN INVESTMENT	PARTNERS

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014, President and Chief Executive Officer of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of July 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund III, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003. Chairman of the Board of Trustees of The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL- RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust LP, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS(continued)[3]
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to September 2013. Chief Compliance Officer of the Advisors Inner Circle Fund III, Bishop Street Funds, The KP Funds, New Covenant Funds, SEI Insurance Products Trust. Chief Compliance Officer of the SEI Opportunity Fund, LP until 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP until September 2013. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN Y. KIM 33 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 43 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund II.

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

Other Directorships Held by Officer

None.
None.
None.
None.
None.
None.

57	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

58	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/14	Ending Account Value 07/31/14	Annualized Expense Ratios	Expenses Paid During Period*
All Cap Fund
Actual Fund Return	$1,000.00	$1,119.00	1.15%	$6.04
Hypothetical 5% Return	$1,000.00	$1,019.09	1.15%	$5.76
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,058.90	1.30%	$6.64
Institutional	$1,000.00	$1,060.60	1.05%	$5.37
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.35	1.30%	$6.51
Institutional	$1,000.00	$1,019.59	1.05%	$5.26
Small Company Fund
Actual Fund Return	$1,000.00	$990.70	1.36%	$6.73
Hypothetical 5% Return	$1,000.00	$1,018.04	1.36%	$6.82

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 181/365 (to reflect one-half year period).

59	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2014 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2014 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2014, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Champlain All Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Champlain Mid Cap Fund	0.00%	73.23%	26.77%	100.00%	40.18%	42.64%	0.00%	100.00%
Champlain Small Company Fund	0.00%	80.78%	19.22%	100.00%	57.47%	57.27%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution for calendar year ended 2013. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Interest Related Dividend” expired after 12/31/13.

(4)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution for calendar year ended 2013 that is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Short Term Capital Gain Dividend” expired after 12/31/13.

60	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-1000

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2014			2013
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$508,490	N/A	N/A	$458,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	$2,740	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $10,500 and $13,240 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller and
Chief Financial Officer
Date: October 7, 2014